Profit from operations	12 Months Ended
Dec. 31, 2019
Revenue [Abstract]
Profit from operations

3 Profit from operations

Enumerated below are movements in costs that have impacted profit from operations in 2019, 2018 and 2017. These include changes in our underlying business performance, as well as the impact of adjusting items, as defined in note 1, in profit from operations (note 3(e) to 3(h)).

(a) Employee benefit costs

	2019 £m	2018 £m	2017 £m

Wages and salaries	2,651	2,463	2,131

Social security costs	223	207	216

Other pension and retirement benefit costs (note 11)	227	212	215

Share-based payments - equity and cash-settled (note 24)	120	123	117

	3,221	3,005	2,679

(b) Depreciation, amortisation and impairment costs

		2019 £m	2018 £m	2017 £m

Intangibles	– amortisation and impairment of trademarks and similar intangibles	508	377	383

	– amortisation and impairment of other intangibles	108	111	140

	– impairment of goodwill (note 3(h))	194	–	–

Property, plant and equipment	– depreciation and impairment	702	550	379

		1,512	1,038	902

Intangibles – amortisation and impairment

The acquisition of businesses has resulted in the capitalisation of certain trademarks and similar intangibles. The amortisation and impairment of these acquired trademarks and similar intangibles are charged to the income statement as adjusting, as explained in note 3(f).

Property, plant and equipment – depreciation and impairment

Included in depreciation and impairment of property, plant and equipment are:

-	Depreciation and impairment of right-of-use assets of £178 million (2018: £6 million; 2017: £5 million); and
-	Gains and losses recognised on the sale of property, plant and equipment.

Included in impairment of property, plant and equipment are impairment costs for obsolete machines in relation to downsizing and factory rationalisation mentioned in note 3(e). In 2018, the Group recognised an impairment charge of £110 million in respect of the operations in Venezuela mentioned in note 3(h).

With effect from 1 January 2018, cigarette making machinery within property, plant and equipment is depreciated at 5% per annum (previously, between 3% and 7% per annum). The impact of this change in accounting estimate is a net reduction in depreciation expense for 2018 of £53 million.

(c) Other operating expenses include:

	2019 £m	2018 £m	2017 £m

Research and development expenses (excluding employee benefit costs and depreciation)	126	105	80

Exchange differences	22	(15)	(6)

Hedge ineffectiveness within operating profit	(5)	(8)	–

Expense relating to short-team leases	16	–	–

Expenses relating to leases of low-value assets	1	–	–

Rent of plant and equipment (operating leases) - minimum lease payments	–	61	41

Rent of property (operating leases) - minimum lease payments	–	110	85

Auditor's remuneration

Total expense for audit services pursuant to legislation:

– fees to KPMG LLP for Parent Company and Group audit	6.8	6.3	6.3

– fees to KPMG LLP firms and associates for local statutory and Group reporting audits	9.0	8.8	11.3

Total audit fees expense - KPMG LLP firms and associates	15.8	15.1	17.6

Audit fees expense to other firms	0.1	0.2	0.2

Total audit fees expense	15.9	15.3	17.8

Fees to KPMG LLP firms and associates for other services:

– audit-related assurance services	8.5	9.4	8.0

– other assurance services	0.5	0.3	4.1

– tax advisory services	–	–	–

– tax compliance	–	–	0.2

– audit of defined benefit schemes of the Company	0.4	0.4	–

– other non-audit services	–	–	–

	9.4	10.1	12.3

The total auditor’s remuneration to KPMG firms and associates included above are £25.2 million (2018: £25.2 million; 2017: £29.9 million).

During 2019, the Group incurred expenditure of £4.4 million (2018: £8.7 million; 2017: £nil million) within audit-related assurance services associated with the controls attestation of the Group’s compliance with Sarbanes-Oxley Section 404.

During 2017, the Group incurred additional expenditure with the Group’s auditor, as part of the acquisition of the remaining shares in RAI not previously owned. This was due to the Securities and Exchange Commission (SEC) registration requirements to re-audit 2015 and 2016 under Public Company Accounting Oversight Board (“PCAOB”) standards, to audit the purchase price allocation, to provide assurance services on the registration documents and to provide, amongst other things, assurance services with regards to the planned 2018 implementation of Sarbanes-Oxley Section 404. Accordingly, the following costs, related to the acquisition of RAI and treated as an adjusting item, were incurred within the respective categories: audit-related assurance service of £7.7 million and other assurance services of £3.5 million.

Under SEC regulations, the remuneration to KPMG firms and associates of £25.1 million in 2019 (2018: £25.2 million; 2017: £30.1 million) is required to be presented as follows: audit fees £24.7 million (2018: £24.7 million; 2017: £29.2 million), audit-related fees £0.4 million (2018: £0.4 million; 2017: £0.5 million), tax fees £nil million (2018: £nil million; 2017: £0.2 million) and all other fees £0.1 million (2018: £0.1 million; 2017: £0.2 million).

Total research and development costs including employee benefit costs and depreciation are £376 million (2018: £258 million; 2017: £191 million). Included in the 2019 research and development costs is £65 million of costs primarily related to packages in respect of employee benefit reductions as part of the Group’s 2019 restructuring initiative (Quantum), as discussed in note 3(e).

(d) Master Settlement Agreement

In 1998, the major US cigarette manufacturers (including the R.J. Reynolds Tobacco Company, Lorillard and Brown & Williamson, businesses which are now part of the RAI Group) entered into the Master Settlement Agreement (MSA) with attorneys general representing most US states and territories. The MSA imposes a perpetual stream of future payment obligations on the major US cigarette manufacturers. The amounts of money that the participating manufacturers are required to annually contribute are based upon, amongst other things, the volume of cigarettes sold and market share (based on cigarette shipments in that year).

During 2012, R.J. Reynolds Tobacco Company, Santa Fe Natural Tobacco Company (SFNTC), various other tobacco manufacturers, 17 states, the District of Columbia and Puerto Rico reached an agreement related to the Non-Participating Manufacturer (NPM) adjustment under the MSA and three more states joined the agreement in 2013. Under this agreement, R.J. Reynolds Tobacco Company has received credits of more than US$1 billion, in respect of its Non-Participating Manufacturer (NPM) Adjustment claims related to the period from 2003 to 2012. These credits have been applied against the companies’ MSA payments over a period of five years from 2013, subject to, and dependent upon, meeting the various ongoing performance obligations. During 2014, two additional states agreed to settle NPM disputes related to claims for the period 2003 to 2012. R.J. Reynolds Tobacco Company has received US$170 million in credits, which has been applied over a five-year period from 2014. During 2015, another state agreed to settle NPM disputes related to claims for the period 2004 to 2014. R.J. Reynolds Tobacco Company has received US$285 million in credits, which will be applied over a four-year period from 2016. During 2016, no additional states agreed to settle NPM disputes. During 2017, two more states agreed to settle NPM disputes related to claims for the period 2004 to 2014. It is estimated that R.J. Reynolds Tobacco Company will receive US$61 million in credits, which will be applied over a five-year period from 2017. During 2018, nine more states agreed to settle NPM disputes related to claims for the period 2004 to 2019, with an option through 2022, subject to certain conditions. It is estimated that R.J. Reynolds Tobacco Company will receive US$182 million in credits for settled periods through 2017, which will be applied over a five-year period from 2018. Also, in 2018, one additional state agreed to settle NPM disputes related to claims for the period 2004 to 2024, subject to certain conditions. It is estimated that R.J. Reynolds Tobacco Company will receive US$205 million in credits for settled periods through 2017, which will be applied over a five-year period from 2019. Credits in respect of future years’ payments and the NPM Adjustment claims would be accounted for in the applicable year and will not be treated as adjusting items. Only credits in respect of prior year payments are included as adjusting items.

The BAT Group is subject to substantial payment obligations under the MSA and the state settlement agreements with the states of Mississippi, Florida, Texas and Minnesota (such settlement agreements, collectively State Settlement Agreements). RAl’s operating subsidiaries’ expenses and payments under the MSA and the State Settlement Agreements for 2019 amounted to US$2,762 million (2018: US$2,741 million; 2017: US$2,856 million) in respect of settlement expenses and US$2,918 million (2018: US$917 million; 2017: US$4,612 million) in respect of settlement cash payments.

(e) Restructuring and integration costs

Restructuring costs reflect the costs incurred as a result of initiatives to improve the effectiveness and the efficiency of the Group as a globally integrated enterprise, including the relevant operating costs of implementing the operating model. These costs represent additional expenses incurred, which are not related to the normal business and day-to-day activities.

The operating model includes revised organisation structures, standardised processes and shared back office services underpinned by a global single instance of SAP. These initiatives also include a review of the Group’s manufacturing operations, supply chain, overheads and indirect costs, organisational structure and systems and software used.

The costs of the Group’s initiatives together with the costs of integrating acquired businesses into existing operations, including acquisition costs, are included in profit from operations under the following headings:

	2019 £m	2018 £m	2017 £m

Employee benefit costs	364	176	193

Depreciation, amortisation and impairment costs	63	48	85

Other operating expenses	145	145	330

Other operating income	(7)	(6)	(8)

	565	363	600

The adjusting charge in 2019 relates to the ongoing restructuring costs associated with the implementation of revisions to the Group’s operating model. These costs are mainly in relation to a programme, known as Quantum, to simplify the business and create a more efficient, agile and focused company. This includes the cost of packages in respect of permanent headcount reduction and permanent employee benefit reductions in the Group. The costs also cover the downsizing and factory rationalisation activities in Germany, Russia and APME. Included in other operating income are amounts related to cash and reversal of deferred consideration associated with the acquisition of TDR d.o.o. (TDR) (note 23).

Restructuring and integration costs in 2018 include integration costs associated with the acquisition of RAI and ongoing costs of implementing the revisions to the Group’s operating model. This includes the cost of packages in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also cover downsizing activities in Russia, Germany and APME. Included in other operating income are gains from the sale of land and buildings in the Netherlands.

Restructuring and integration costs in 2017 include adviser fees and costs incurred related to the acquisition of the remaining shares in RAI not already owned by the Group, that completed on 25 July 2017 (note 23). It also includes the implementation of a new operating model and the cost of redundancy packages in respect of permanent headcount reductions and permanent employee benefit reductions in the Group. The costs also cover integration costs incurred as a result of the RAI acquisition, factory closure and downsizing activities in Germany and Malaysia, certain exit costs and asset write-offs related to the withdrawal from the Philippines. Included in other operating income are gains from the sale of land and buildings in Brazil.

(f) Amortisation and impairment of trademarks and similar intangibles

Acquisitions including RAI, TDR d.o.o. (TDR) and Skandinavisk Tobakskompagni (ST) in previous years, have resulted in the capitalisation of trademarks and similar intangibles which are amortised over their expected useful lives, which do not exceed 20 years. The amortisation and impairment charge of £481 million (2018: £377 million; 2017: £383 million) is charged as adjusting and included in depreciation, amortisation and impairment costs in the income statement. In 2019, the Group incurred an impairment charge of £129 million, primarily related to a partial impairment of the Kodiak brand, as explained in note 8(c).

(g) Fox River

As explained in note 27, a Group subsidiary has certain liabilities in respect of indemnities given on the purchase and disposal of former businesses in the United States and, in 2011, the subsidiary provided £274 million in respect of claims in relation to environmental clean-up costs of the Fox River.

On 30 September 2014, a Group subsidiary, NCR, Appvion and Windward Prospects entered into a Funding Agreement with regard to the costs for the clean-up of Fox River.

In January 2017, NCR and Appvion entered into a consent decree with the US Government to resolve how the remaining clean-up will be funded and to resolve further outstanding claims between them. The Consent Decree was approved by a US District Judge in August 2017. The US Government enforcement action against NCR was terminated as a result of that order and contribution claims from the Potentially Responsible Parties (“PRPs”) against NCR were dismissed. On 4 January 2019, the US Government, P. H. Glatfelter and Georgia-Pacific (the remaining Fox River PRPs) sought approval for a separate Consent Decree to bring an end to all litigation concerning the Fox River clean-up. This Consent Decree was approved by the District Court of the Eastern District of Wisconsin on 14 March 2019 and concludes all existing litigation on the Fox River.

In July 2016, the High Court ruled in a Group subsidiary’s favour that a dividend of €135 million paid by Windward to Sequana in May 2009 was a transaction made with the intention of putting assets beyond the reach of the Group subsidiary and of negatively impacting its interests. On 10 February 2017, further to a hearing in January 2017 to determine the relief due, the Court found in the Group subsidiary’s favour, ordering that Sequana must pay an amount up to the full value of the dividend plus interest which equates to around US$185 million, related to past and future clean-up costs. The Court granted all parties leave to appeal and Sequana a stay in respect of the above payments. In June 2018, the Court of Appeal heard arguments in the Sequana Claims Appeal (as defined in note 27). On 6 February 2019, the Court of Appeal gave judgment upholding the High Court’s findings, with one immaterial change to the method of calculating the damages awarded. Sequana therefore remains liable to pay the above mentioned dividend. Due to the uncertain outcome of the case no asset has been recognised in relation to this ruling. In February 2017, Sequana entered into a process in France seeking court protection (the “Sauvegarde”), exiting the Sauvegarde in June 2017. On 7 March 2019, Sequana announced that it was unable to pay its debts and that it had applied to convert the Sauvegarde into “redressement judiciaire”, a form of insolvent receivership. On 15 May 2019, the Nanterre Commercial Court made an order placing Sequana into formal liquidation proceedings (“liquidation judiciaire”). No payments have been received.

The provision is £73 million at 31 December 2019 (2018: £108 million). Based on the Funding Agreement, £35 million has been paid in 2019, which includes legal costs of £3 million (2018: £30 million, including legal costs of £5 million; 2017: £25 million, including legal costs of £7 million).

(h) Other adjusting items

Included within ‘other operating expenses’

In 2019, the Group incurred £874 million (2018: £294 million; 2017: £69 million) of other adjusting items which have been adjusted within ‘other operating expenses’. The charge in 2019 includes £436 million in respect of the Quebec class actions as explained in note 27.

On 12 August 2019, the Russian tax authority issued a final audit report to JSC British American Tobacco-SPb (BAT SpB) related to the application of legislation introduced in 2017 that prospectively limited the amount of production that could take place prior to excise tax increases, without being subject to higher excise tax rates. The Final audit report seeks to retrospectively apply the legislation to the years 2015 to 2017. On 13 September 2019, BAT SpB submitted an appeal to the Federal Tax Services (FTS) objecting to the findings which was discussed in October 2019. The FTS accepted some of BAT SpB’s arguments and, on 27 January 2020, a final claim was issued by the FTS. As a consequence, the Group recognised a charge of £202 million included in other adjusting items. The Group also recognised an interest charge of £50 million (note 4(b)).

Also included in 2019 are £236 million (2018: £178 million) of litigation costs which includes the Engle progeny litigation.

In 2017, the Group impaired £69 million of certain assets related to a third-party distributor (Agrokor) in Croatia. This has been adjusted within ‘other operating expenses’.

Included within ‘Changes in inventories of finished goods and work in progress’

In 2017, the release of the fair value acquisition accounting adjustments to finished goods inventories of £465 million on the RAI acquisition has been adjusted within ‘Changes in inventories of finished goods and work in progress’.

Included within ‘depreciation, amortisation and impairment’

During 2019, the Group impaired the goodwill arising from the Bentoel acquisition, amounting to £172 million, goodwill arising from the VapeWild acquisition of £12 million and goodwill arising from the Highendsmoke acquisition of £10 million as explained in note 8.

In 2018, the European Securities and Markets Authority (ESMA) recognised the specific issues related to Venezuela and proposed that companies with exposure to Venezuela use an ‘estimated’ exchange rate rather than the official exchange rate, as otherwise required under IAS 21. Accordingly, the Group has used an exchange rate calculated with reference to the estimated inflation since the latest dividend payment in 2010. In addition, the net assets of the Group’s Venezuelan operations are subject to accounting adjustments IAS 29 Financial Reporting in Hyperinflationary Economies, as they are revalued, for accounting purposes, from their acquisition date to the balance sheet date. However, management believes that such a revaluation is not reflective of the recoverable value of those assets and have incurred an impairment charge of £110 million. This charge has been treated as an adjusting item as it does not reflect the underlying performance of the Group. The Group has also recognised a gain of £45 million within net finance costs (note 4(b)), being the partial counter-party to the above non-monetary asset movement, generating a monetary gain due to hyperinflation accounting under IAS 29.

(i) Other operating income

Other operating income comprises income that is associated with the Group’s normal activities, but which falls outside the definition of turnover and includes one-off capital profits on property sales and one-off disposals of fixed assets.

In 2019, as explained in note 27, the Group recognised £86 million in respect of a tax case in Brazil. In addition, as discussed in note 3(e) above, certain items of operating income have been incurred as part of the Group’s restructuring and integration activities.